F&M Bank Corp.

Investor Presentation

January 2024

Caution Regarding Forward Looking Statements

As used in this presentation, the terms "Company," "F&M," "we," "our" or "us" refer to F & M Bank Corp. and its consolidated subsidiaries. The "Bank" refers to Farmers & Merchants Bank, which is a wholly owned subsidiary of the Company.

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "opportunity," "objectives," "looking," or other statements concerning opinions or judgments of the Company and its management about future events. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, those described in Item 1A, "Risk Factors," of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the "SEC"), and the following:

- Changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries, declines in real estate values in our markets, or in the repayment ability of individual borrowers or issuers;
- Changes in interest rates, including but not limited to changes in SOFR, US Treasury Rates, and the Wall Street Journal Prime Rate
- The strength of the economy in our market area, as well as general economic, market, or business conditions;
- An insufficient allowance for credit losses as a result of inaccurate assumptions;
- Our ability to maintain our "well-capitalized" regulatory status;
- Changes in our competitive position, competitive actions by other financial institutions, financial technology firms and others, the competitive nature of the financial services industry and our ability to compete effectively in our banking markets;
- Our ability to manage growth;
- Our potential growth, including our entrance or expansion into new markets, the need for sufficient capital to support that growth, difficulties or disruptions expanding into new markets or integrating the operations of acquired branches or business, and the inability to obtain the expected benefits of such growth;
- Our exposure to operational risk;
- Our ability to raise capital as needed by our business;
- Changes in laws, regulations and the policies of federal or state regulators and agencies;
- The effect of changes in accounting policies and practices, as may be adopted from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards-setting bodies;
- Geopolitical conditions, including acts or threats of terrorism, international hostilities, or actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the U.S. and abroad;
- Other factors identified in reports the Company files with the SEC from time to time; and
- Other circumstances, many of which are beyond our control.

All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update any statement, to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

Non-GAAP disclaimer

The Company uses certain non-GAAP (Generally Accepted Accounting Principles) financial measures in this presentation, including tangible common equity and tangible book value. Generally, a non-GAAP financial measure is a numerical measure of a company's performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable financial measure calculated and presented in accordance with GAAP.

Management of the Company believes presentation of these non-GAAP financial measures provides useful supplemental information that is essential to a proper understanding of the Company's operating results. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of GAAP to non-GAAP measures is included on slides 23-26.

F&M at a glance

Overview

- 115 year-old depository institution operating in the Shenandoah Valley along the I-81 & I-64 corridors
  - Very lucrative/high growth market areas with the ability to reach into the Charlottesville and northern Virginia markets on the I-64 & I-66 corridors
- Reconstituted management team focused on driving shareholder value and expanding into key Virginia markets
- Community bank revenue complemented by wealth management, mortgage, title, and dealer lending business
- Meaningful opportunity to enhance profitability by remixing balance sheet over the next year and beyond

Financial Summary (1)

$1.29B Total Assets	**$822.1M** Total Loans HFI	**6.05%** Total Equity / Total Assets	**5.79%** TCE / TA(2)
$1.13B Total Deposits	**73%** Loan / Deposit Ratio	**0.22%** 2023Y ROAA	**2.67%** 2023 Net Interest Margin

F&M Branch Footprint



West Virginia
Moorefield
Winchester
Front Royal
Harrisonburg
Culpeper
Virginia
Staunton
Waynesboro
Charlottesville
Lexington
81
64
66
F&M Branches (14)

(1) Financial data as of December 31, 2023; profitability metrics shown for the year 2023
(2) Tangible common equity ("TCE") is a non-GAAP financial measure. See slide 24 for more information, including a reconciliation of this non-GAAP financial measure to GAAP.
Source: S&P Capital IQ Pro

Executive management biographies



Mike Wilkerson

Chief Executive Officer

Mr. Wilkerson has served as the Chief Executive Officer of the Company and the Bank since April 2023. He commenced his banking career in 1982, starting in Dealer Financial Services before transitioning to managing branches and exploring commercial lending in 1986. Over Mr. Wilkerson's 40+ year career he has held diverse roles across banking, including Retail Banking Manager, City Executive, Director of the Small Business Banking Division, Market President, and Regional Business Banking Manager for Virginia, Maryland and Washington D.C. Besides his banking role, Mr. Wilkerson has served on numerous boards including the CBA National Small Business Committee, Virginia Community College Foundation Board and its Finance and Investment Committee, and Blue Ridge Hospice Board providing leadership and insights to these organizations. Mr. Wilkerson graduated from Elon University.



Barton Black

President

Mr. Barton E. Black has served as President of the Company and the Bank since April 2023. Preceding this, he served as Executive Vice President and Chief Operating Officer of the Company and the Bank from June 2020 until April 2023. Earlier in his tenure, he held the position of Executive Vice President and Chief Strategy and Risk Officer. Mr. Black joined F&M Bank with over 25 years of banking experience. He served as Managing Director at Strategic Risk Associates based in Richmond, Virginia. He has also held various leadership roles at Capital One, Hibernia National Bank based in New Orleans, and Deloitte. Mr. Black graduated from Louisiana State University with a bachelor's degree in accounting and is a Certified Public Accountant.



Lisa Campbell

EVP, Chief Financial Officer

Lisa F. Campbell has served as Executive Vice President and Chief Financial Officer of the Company and the Bank since October 2022. Before joining the Company, she served as Group Vice President and Chief Financial Officer for Fidelity BancShares N.C., Inc. in Fuquay-Varina, North Carolina, from August 2014 to October 2022. Previously, she served as Executive Vice President, Chief Operating Officer, and Chief Financial Officer for New Century Bancorp, Inc. in Dunn, North Carolina, from March 2000 to August 2014 and as Senior Vice President and Controller for Triangle Bancorp, Inc. in Raleigh, North Carolina from September 1997 to March 2000. Ms. Campbell also worked in public accounting from September 1990 through September 1997. She graduated from Florida State University with a bachelor's degree in accounting and is a Certified Public Accountant.

Corporate focus

Key Objectives

- Grow sustainable profitability to a top quartile ROAA
- Remix the balance sheet to grow loans with only very modest balance sheet growth
- Build capital ratios
- Increase non-interest income
- Maintain strong asset quality

Accomplishments and Initiatives

- Reconstituted executive management team focused on collective management and key performance objectives
- Revitalized commercial & agricultural lending team – growing loans and deposits
- Focus on reduction of non-interest expense
- Realigned retail strategy
- Customer acquisition opportunities as a result of larger institutions leaving / reducing focus on our market
- Redeploying cash flow from our securities portfolio into higher yielding loans

Recent key events

Expansion in Winchester
January 2021
- Mike Wilkerson was hired to lead the Northern market expansion of business lines and team in the Winchester market. This Commercial team covers northern Virginia, western Maryland and eastern West Virginia

Fed begins rate hikes
March 2022
- The first rate hike since December 2018 is announced, beginning one of the most aggressive monetary policy efforts in US history

Infinex Gains
October 2022
- Infinex Investments is acquired by Advisor Group, as a result the Bank realized a one-time gain of $3.8 million

Lisa Campbell hired as CFO
October 2022
- Lisa Campbell joins the F&M Bank team after previously serving as CFO for Fidelity Bank

March Madness
March 2023
- Distrust spreads in the banking market after the failure of Silicon Valley Bank and causes a subsequent equity sell-off

Leadership Changes at F&M
April 2023
- The Board of Directors appoints Mike Wilkerson as Chief Executive Officer and Barton Black as President

Early Retirement Program Offered
November 2023
- The Company offers certain employees an early retirement, totaling $1.4 million in one-time charges in 2023Q4

Reduction in Force
Starting in January 2024, the Company will begin the process of reducing headcount by 16 FTEs, with expected annual savings of ~$1.3 million

What's next?
- Under newly appointed collective leadership, we are looking to capitalize on opportunities in our market, expand market presence, and diversify recurring revenue streams

Legend
FMBM Events
Market Events

Market overview & demographics

Market Overview

- Diverse economy based on manufacturing, agriculture and education with major industries of advanced food manufacturing, farming, retail trade, government, education and health care
- Winchester/Frederick County is part of the "Quad State Region" and contiguous with the Northern Virginia MSA
- Ability to reach into Charlottesville from Waynesboro/I-64 corridor
  - This reach has allowed F&M to establish banking relationships with Charlottesville business

Market Drivers

- James Madison University and Bridgewater College have a significant impact on the local economy with approximately 22,600 students and over 5,000 jobs attributable to its presence
  - Total of 14 colleges along the I-81 corridor within the region
- The Shenandoah Valley is the #1 region in VA for total value of agricultural products sold, with 4 out of the 5 top agriculture-producing counties in the state
- Amazon continued to expand its operations in the valley by recently opening a new fulfilment center in Augusta County

Shenandoah Valley Region



West Virginia
Maryland
Frederick
Winchester (City)
Clarke
Shenandoah
Warren
Rockingham
Page
Harrisonburg (City)
Charlottesville
Augusta
Virginia
Rockbridge
Shenandoah Valley

- The Shenandoah Valley includes Augusta, Clarke, Frederick, Page, Rockbridge, Rockingham, Shenandoah and Warren counties in Virginia
- Very lucrative/high growth market areas
  - Winchester, Frederick, Warren and Clarke markets Pop. Growth, Median Home Value and Median HHI are above state and national levels
- The Shenandoah Valley has an estimated total population of ~550k people as of 2023[(1)]

Market Accolades

Top 10 US Industrial Emerging Markets by Colliers (2021)	Captures 4 out of 5 of VA's top agriculture-producing counties
Rank #35 Best Small Places for Business by Forbes (2018)	Top 25 Best Places to Retire in the U.S by Forbes (2017)

Top Employers in the Valley

amazon | Augusta Health | Bridgewater College | Cargill | JMU James Madison University | Merck | Pilgrim's | Sentara | Valley Health Healthier, together.

(1) Estimated total population for all counties located in the Shenandoah Valley; includes enclave cities that are located inside the listed counties

Source: theshenandoahvalley.com; shenandoahcountyva.us; Claritas; S&P Capital IQ Pro

Growing deposit market share

F&M has continued to gain market share as other institutions have left the market

2018 Market Share

Rank	Company Name	2018 Active Branches (#)	2018 Deposits ($000)	Deposit Market Share (%)
1	Truist Financial Corp.	24	1,595,686	22.50
2	Wells Fargo & Co.	10	889,874	12.55
3	Atlantic Union Bankshares Corp.	12	629,330	8.87
4	First National Corporation	10	587,446	8.28
5	**F & M Bank Corp.**	**13**	**557,616**	**7.86**
6	United Bankshares Inc.	17	475,533	6.71
7	SunTrust Banks Inc.	7	395,982	5.58
8	Eagle Financial Services Inc.	7	366,880	5.17
9	City Holding Co.	9	344,085	4.85
10	First Bancorp Inc.	6	328,747	4.64
11	Summit Financial Group Inc.	5	192,098	2.71
12	Bank of America Corp.	1	189,258	2.67
13	Carter Bank & Trust	5	111,612	1.57
14	Frontier Community Bank	2	103,893	1.46
15	First Citizens BancShares Inc.	4	95,420	1.35
16	Blue Ridge Bankshares Inc.	2	50,145	0.71
17	Allegheny Bancshares Inc.	2	47,662	0.67
18	Virginia National Bankshares Corp.	1	42,611	0.60
19	Primis Financial Corp.	1	39,481	0.56
20	Highlands Bankshares Inc.	2	19,373	0.27

2023 Market Share

Rank	Company Name	2023 Active Branches (#)	2023 Deposits ($000)	Deposit Market Share (%)
1	Truist Financial Corp.	14	2,877,251	28.28
2	**F & M Bank Corp.**	**15**	**1,144,409**	**11.25**
3	Wells Fargo & Co.	8	1,073,591	10.55
4	First National Corporation	9	846,985	8.33
5	Eagle Financial Services Inc.	7	699,590	6.88
6	First Bancorp Inc.	6	674,342	6.63
7	United Bankshares Inc.	17	673,310	6.62
8	Atlantic Union Bankshares Corp.	7	598,809	5.89
9	City Holding Co.	9	384,569	3.78
10	Burke & Herbert Financial Services Corp.	4	310,745	3.05
11	Bank of America Corp.	1	238,983	2.35
12	Allegheny Bancshares Inc.	5	175,099	1.72
13	First Citizens BancShares Inc.	3	132,943	1.31
14	Frontier Community Bank	2	115,439	1.13
15	Bank of the James Financial Group Inc.	1	51,285	0.50
16	Blue Ridge Bankshares Inc.	1	50,976	0.50
17	Highlands Bankshares Inc.	2	40,516	0.40
18	Virginia National Bankshares Corp.	1	38,962	0.38
19	Select Bank Financial Corp.	1	23,380	0.23
20	Pioneer Bankshares Inc.	2	13,449	0.13

Note: Combined market share within the counties of Augusta, Frederick, Harrisonburg (City), Rockingham, Shenandoah, Staunton (City), Waynesboro (City), and Winchester (City); deposit market share data as of June 30 for each respective period; 2023 market share shown pro forma for any pending transactions
Source: S&P Capital IQ Pro

Securities portfolio provides near–term cash flow

Commentary

- Projected cash flow and maturities in the bond portfolio provide actionable opportunity to restructure the balance sheet
- As of December 31, the AOCI balance was $31.8M, down from $39.1M at the end of Q3
- With no HTM securities, there are no unrealized losses on the balance sheet

Cumulative Future Securities Cash Flow ($000's)(1)



$93,708
$17,708
$76,000
$149,497
$38,427
$111,070
$185,947
$62,252
$123,695
2024
2025
2026
Bullets
Ammortizing

Yield on Securities



3.69%
1.73%
1.23%
1.73%
1.94%
2019Y
2020Y
2021Y
2022Y
2023Y



US Treasuries 9%
CMOs 15%
Corporate Securities 7%
Municipal Securities 10%
MBS 25%
Government Obligations 34%

Dollars in thousands

Securities Type	Balance	%
Available-for-sale (FMV)	$368,674	100.0%
Held-to-maturity	$0	0.0%
Total Securities	**$368,674**	**100.0%**

Available-for-sale Breakdown	Balance	%
US Treasuries	$32,881	8.9%
CMOs	$54,613	14.8%
Corporate Securities	$27,256	7.4%
MBS	$90,460	24.5%
Government Obligations	$124,704	33.8%
Municipal Securities	$38,761	10.5%
Total Available-for-sale Sec.	**$368,674**	**100.0%**

(1) Includes 36 months of data from 2024 to 2026
Source: S&P Capital IQ Pro; Company documents

Strong asset quality

Commentary

- Prior to the pandemic, the Company worked through previously identified legacy problem credits
- Current levels of problem assets are very low
- The Company has a strong level of reserves
- The Company has experienced limited recent charge-offs


NPAs / Assets (%)
1.50
1.26
0.86
0.20
0.50
2019Y
2020Y
2021Y
2022Y
2023Y
LLRs / Loans (%)
1.25
1.45
1.16
1.07
1.01
2019Y
2020Y
2021Y
2022Y
2023Y
NCOs / Loans (%)
0.61
0.17
(0.01)
0.10
0.38
2019Y
2020Y
2021Y
2022Y
2023Y

Source: S&P Capital IQ Pro; Company documents

Growing, diversified loan portfolio

Commentary

- A diversified loan portfolio is a strength of F&M
- Increasing scrutiny has been paid to loan portfolios with heavy CRE balances, while the Company's portfolio only has ~13% non-owner occupied CRE
- The Company's portfolio is made up of 22% of loans that are either variable or reprice within the next 12 months, which has driven our loan beta of 35%
- In 2022 we originated nearly $220 million in loans with a wtd. avg. rate of 6.22%
- In 2023 the Company originated nearly $203 million in loans with a wtd. avg. rate of 7.57%



Total Core Loan Balance ($MMs) (1)
% Growth
(3.3%)
8.4%
(2.4%)
11.6%
10.0%
$538.7
$583.7
$569.5
$635.4
$699.2
2019Y
2020Y
2021Y
2022Y
2023Y



Yield on Loans
5.40%
5.03%
4.86%
4.99%
6.16%
2019Y
2020Y
2021Y
2022Y
2023Y



Owner-Occ. CRE 11.2%
NOO CRE 12.9%
Multi-family 1.0%
C&D 9.5%
Home Equity 5.6%
C&I 7.1%
Agriculture 9.9%
Consumer & Other 17.8%
1-4 Family 24.9%

Dollars in thousands

Loan Type		Balance	%
1-4 Family	$	204,344	24.9%
Owner-Occ. CRE		92,362	11.2%
NOO CRE		106,181	12.9%
Multi-family		8,203	1.0%
C&D		78,237	9.5%
Home Equity		45,749	5.6%
C&I		58,734	7.1%
Agriculture		81,657	9.9%
Consumer & Other		146,625	17.8%
Total Loans	$	822,092[2]	100.0%
MRQ Yield on Loans:			6.38%
CRE Concentration:			165%

(1) Excludes auto related loans and held for sale loans
(2) Excludes held for sale loans
Source: S&P Capital IQ Pro

Attractive dealer-based lending business

Commentary

- F&M has an active indirect lending business focused on its community banking footprint
- Vast majority of collateral is used automobiles
- Credit scores have increased over the past five years
- F&M has been able to increase interest rates and credit standards with minimal impact on production levels
- Current portfolio balance is $138.5 million
- Ability to throttle production as needed
- Credit performance exceeds national averages


Dealer Credit Score
850
800
750
700
650
600
550
714
721
717
721
737
2019
2020
2021
2022
2023


Dealer Loan Production & Rate
$80
$70
$60
$50
$40
$30
$20
$10
$0
$59.6
$53.8
$67.6
$75.1
$71.5
6.85%
6.74%
6.69%
6.83%
9.30%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2019
2020
2021
2022
2023
Dealer Loan Production ($MMs)
Dealer Average Rate

Source: Company documents

Granular deposit base

Commentary

- Historically, the Company has excelled at having a granular, core deposit base, an attribute that is particularly important in the current operating environment with an average account balance of ~$25k
- F&M has very little reliance on brokered deposits or CDs and uninsured deposits sit at just 12%
- During the current tightening cycle, the Company has had a total deposit beta of 32% and an interest-bearing deposit beta of 47%

Source: S&P Capital IQ Pro



Total Deposits ($MMs)
$641.7
$473.0
$168.7
2019Y
$818.6
$581.7
$236.9
2020Y
$1,080.3
$799.3
$281.0
2021Y
$1,083.4
$789.8
$293.6
2022Y
$1,133.2
$869.0
$264.3
2023Y
Non-int Bearing
Int. Bearing



Cost of Deposits
1.16%
0.85%
2019Y
0.86%
0.62%
2020Y
0.49%
0.35%
2021Y
0.71%
0.52%
2022Y
2.53%
1.94%
2023Y
Cost of Total Deposits
Cost of Int. Bearing Deposits



Jumbo CDs >$250k 3.3%
Non-interest Bearing 23.3%
Retail CDs 15.6%
IB, MMDA & Savings 57.8%

Dollars in thousands

Deposit Type		Balance	%
Non-interest Bearing	$	264,254	23.3%
IB, MMDA & Savings		654,459	57.8%
Retail CDs		176,740	15.6%
Jumbo CDs >$250k		37,783	3.3%
Total Deposits	$	**1,133,236**	**100.0%**
MRQ Cost of Deposits:			**1.97%**
Loans / Deposits:			**73%**

Historical capital ratios

Consolidated Total Equity / Total Assets


10.3%
9.1%
8.0%
5.4%
6.0%
2019Y
2020Y
2021Y
2022Y
2023Y

Consolidated TCE Ratio[1] (*with & without AOCI*)


10.6%
9.4%
8.4%
8.4%
8.1%
10.3%
9.1%
8.0%
5.4%
5.8%
2019Y
2020Y
2021Y
2022Y
2023Y
With AOCI
Without AOCI

Bank Leverage Ratio


10.9%
9.9%
8.6%
8.2%
8.1%
2019Y
2020Y
2021Y
2022Y
2023Y

Bank Tier-1 Risk-based Capital Ratio


13.3%
13.6%
14.0%
12.7%
11.7%
2019Y
2020Y
2021Y
2022Y
2023Y

Bank Total Risk-based Capital Ratio


14.6%
14.8%
15.0%
13.6%
12.6%
2019Y
2020Y
2021Y
2022Y
2023Y

(1) TCE is a non-GAAP financial measure; see slide 24 for more information, including a reconciliation of this non-GAAP financial measure to GAAP
Source: S&P Capital IQ Pro; Company filings

Key operating metrics

ROAA (%)


0.58
0.97
0.98
0.67
0.22
2019Y
2020Y
2021Y
2022Y
2023Y

ROATCE (%)(1)


5.70
10.54
11.70
10.95
3.91
2019Y
2020Y
2021Y
2022Y
2023Y

PPNR / AA (%)


1.48
1.45
0.84
0.78
0.24
2019Y
2020Y
2021Y
2022Y
2023Y

Core ROAA (%)


0.58
0.97
1.02
0.61
0.32
2019Y
2020Y
2021Y
2022Y
2023Y

Core ROATCE (%)(1)


5.70
10.54
12.15
9.98
5.76
2019Y
2020Y
2021Y
2022Y
2023Y

Core PPNR / AA (%)


1.48
1.45
0.89
0.71
0.37
2019Y
2020Y
2021Y
2022Y
2023Y

(1) TCE is a non-GAAP financial measure; see slide 25 for more information, including a reconciliation of this non-GAAP financial measure to GAAP

Note: Non-core includes impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation

Source: S&P Capital IQ Pro; Company filings

Expense and fee income metrics

NII / AA (%)



1.24 1.24
1.33 1.33
1.08 1.03
0.83 0.90
0.75 0.80
2019Y
2020Y
2021Y
2022Y
2023Y
Core Non-Core

NIE /AA (%)



3.70 3.70
3.25 3.25
3.05 3.05
2.95 2.95
2.87 3.05
2019Y
2020Y
2021Y
2022Y
2023Y
Core Non-Core

Net NIE / AA (%)



2.39 2.39
1.88 1.88
1.96 2.01
2.12 2.04
2.12 2.25
2019Y
2020Y
2021Y
2022Y
2023Y
Core Non-Core

Efficiency Ratio (%)



71 71
69 69
77 78
81 79
89 91
2019Y
2020Y
2021Y
2022Y
2023Y
Core Non-Core

Note: Non-core includes impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation
Source: S&P Capital IQ Pro; Company filings

F&M Bank Corp.

Net interest margin detail


7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
2019Q1
2019Q2
2019Q3
2019Q4
2020Q1
2020Q2
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
6.38%
4.96%
2023Q3:
2023Q3 NIM of
2.67%
2.81%
2.66%
1.72%
Yield on Securities
Net Interest Margin
Yield on Loans
Cost of Int-bearing Deposits
Yield on Interest Earning Assets

Source: S&P Capital IQ Pro

Bottom line financial results

Earnings per Share



$1.34
$1.30
$2.59
$2.56
$3.24
$3.12
$2.20
$2.41
$1.17
$0.79
2019Y
2020Y
2021Y
2022Y
2023Y
Reported EPS
Core EPS

Tangible Book Value per Share(1)



$25.95
$26.95
$27.48
$28.42
$28.49
$29.99
$19.58
$31.15
$21.55
$30.67
2019Y
2020Y
2021Y
2022Y
2023Y
TBV (ex AOCI)
TBV

Dividends per Share



$1.01
$1.04
$1.04
$1.04
$1.04
2019Y
2020Y
2021Y
2022Y
2023Y

(1) Tangible book value is a non-GAAP financial measure. See slide 24 for more information, including a reconciliation of this non-GAAP financial measure to GAAP.
Note: Non-core includes impact of nonrecurring items such as gain on sale of securities, Infinex and BOLI as well severance, EE and RIF expenses. Additional detail / calculations found in non-GAAP reconciliation
Source: S&P Capital IQ Pro; Company filings

Key investment considerations

- Loyal customer following in strong and stable market
- Positioned adjacent to other healthy, growing markets
- Collaborative, experienced management team focused on long-term shareholder results
- Growing loan and deposit balances
- Opportunity to remix the balance sheet using contractual near-term cash flows from the securities portfolio
- Larger competitors are leaving or reducing focus on our market
- Efficiency initiatives underway
- Focus on shareholder value creation

F&M Bank Corp. board of directors

Michael Pugh – Chairman

President of Old Dominion Realty, Inc. and VP of Colonial Appraisal Service, Inc.
Chair of Executive Committee

Dean Withers – Vice Chairman

Previously served as Chief Executive Officer
Chair of ALCO & Chair of Corp. Governance committees

Anne Keeler

Retired Vice President for finance and treasurer at Bridgewater College

Chris Runion

President of Eddie Edwards Signs, Inc.
Virginia State Delegate
Chair of ORC

Larry Caplinger

Secretary of the Board; Former Chief Lending Officer

Mike Wilkerson – Chief Executive Officer

See executive management biographies

Peter Wray

Principal broker at Triangle Realtors

Ray Burkholder

Owner of Balzer and Associates, Inc.
Chair of Compensation Committee

Daphyne Thomas

Retired Professor in the Department of Finance and Business Law at James Madison University

John Willingham

CPA and President of Stoneridge Companies
Former CFO of Marathon Bank
Chair of Audit Committee

Hannah Hutman

Partner at Hoover Penrod PLC

Source: S&P Capital IQ Pro // Company's website

Appendix

A

Non-GAAP reconciliation *(page 1 of 4)*

Dollars in thousands, except per share values	2019Y	2020Y	2021Y	2022Y	2023Y
Net Interest Income	$ 31,392	$ 31,064	$ 31,274	$ 34,939	$ 31,661
Provision for Credit Losses	7,405	3,300	(2,821)	866	1,025
Noninterest Income	9,920	12,210	11,831	10,236	9,515
Realized Gains on Securities	-	-	(525)	(2,852)	-
Non-Recurring Revenue [(1)]	-	-	-	3,785	639
Noninterest Expense	29,518	29,939	33,340	36,444	36,459
Non-Recurring Expense	-	-	-	-	2,306 [(2)]
Pre-Tax Income	$ 4,389	$ 10,035	$ 12,061	$ 8,798	$ 2,025
Non-Recurring Add Backs	-	-	525	(933)	1,667
Core Pre-Tax Income	$ 4,389	$ 10,035	$ 12,586	$ 7,865	$ 3,692
Tax Adjustment	-	-	110	(196)	350
Reported Provision for Taxes	(250)	1,142	1,323	480	(746)
Core Net Income	$ 4,639	$ 8,893	$ 11,153	$ 7,581	$ 4,088
Earnings Attributable to NCI	130	105	-	-	-
Net Income Avail to Common	$ 4,509	$ 8,788	$ 10,738	$ 8,318	$ 2,771
Core Net Income Avail to Common	4,509	8,788	11,153	7,581	4,088
Shares Outstanding	3,460,234	3,428,765	3,442,173	3,449,343	3,485,570
Reported EPS ($)	1.30	2.56	3.12	2.41	0.79
Core EPS ($)	1.34	2.59	3.24	2.20	1.17

(1) Includes non-recurring revenue related to gain on sale of Infinex in 2022 and 2023 as well as gain on sale of BOLI in 2023
(2) Includes non-recurring expenses related to severance expense and EE and RIF expenses
Source: S&P Capital IQ Pro; Company filings

Non-GAAP reconciliation *(page 2 of 4)*

Dollars in thousands, except per share values

	2019Y	2020Y	2021Y	2022Y	2023Y
Common Equity	$ 86,349	$ 91,071	$ 100,456	$ 70,792	$ 78,323
(-) Intangible Assets	3,101	3,042	3,169	3,132	3,199
Tangible Common Equity	$ 83,248	$ 88,029	$ 97,287	$ 67,660	$ 75,124
(-) AOCI	(3,211)	(3,017)	(5,092)	(40,012)	(31,774)
TCE (Ex AOCI)	$ 86,459	$ 91,046	$ 102,379	$ 107,672	$ 106,898
Common Shares Outstanding	3,208,498	3,203,372	3,414,306	3,456,237	3,485,570
Total Assets	$ 813,999	$ 966,930	$ 1,219,342	$ 1,245,902	$ 1,294,596
(-) Intangible Assets	3,101	3,042	3,169	3,132	3,199
Tangible Assets	$ 810,898	$ 963,888	$ 1,216,173	$ 1,242,770	$ 1,291,397
(-) AOCI	(3,211)	(3,017)	(5,092)	(40,012)	(31,774)
Tangible Assets (ex. AOCI)	$ 814,109	$ 966,905	$ 1,221,265	$ 1,282,782	$ 1,323,171
TBV per Share ($)	25.95	27.48	28.49	19.58	21.55
TBV (Ex AOCI) per Share ($)	26.95	28.42	29.99	31.15	30.67
TCE / TA Ratio (%)	10.3	9.1	8.0	5.4	5.8
TCE / TA Ratio (ex. AOCI) (%)	10.6	9.4	8.4	8.4	8.1
Net Interest Income	$ 31,392	$ 31,064	$ 31,274	$ 34,939	$ 31,661
Noninterest Income	9,920	12,210	11,306	11,169	10,154
Operating Revenue	$ 41,312	$ 43,274	$ 42,580	$ 46,108	$ 41,815
(-) Realized Gains on Securities	-	-	(525)	(2,852)	-
(-) Non-Recurring Revenue	-	-	-	3,785	639
Core Operating Revenue	$ 41,312	$ 43,274	$ 43,105	$ 45,175	$ 41,176
Noninterest Expense	$ 29,518	$ 29,939	$ 33,340	$ 36,444	$ 38,765
(-) Non-Recurring Expense	-	-	-	-	2,306
Core Noninterest Expense	$ 29,518	$ 29,939	$ 33,340	$ 36,444	$ 36,459
Efficiency Ratio (%)	71	69	78	79	91[1]
Core Efficiency Ratio (%)	71	69	77	81	89

(1) Noninterest income excludes gains (losses) on securities transactions and low-income housing partnership losses; noninterest expense excludes amortization of intangibles
Source: S&P Capital IQ Pro; Company filings

Non-GAAP reconciliation *(page 3 of 4)*

Dollars in thousands, except per share values

	2019Y	2020Y	2021Y	2022Y	2023Y
Pre-tax Net Income	$ 4,389	$ 10,035	$ 12,061	$ 8,798	$ 2,025
(-) Realized Gains on Securities	-	-	(525)	(2,852)	-
(-) Non-Recurring Revenue	-	-	-	3,785	639
(+) Non-Recurring Expense	-	-	-	-	2,306
Core Pre-tax Net Income	$ 4,389	$ 10,035	$ 12,586	$ 7,865	$ 3,692
Provision for Credit Losses	7,405	3,300	(2,821)	866	1,025
PPNR	$ 11,794	$ 13,335	$ 9,240	$ 9,664	$ 3,050
Core PPNR	11,794	13,335	9,765	8,731	4,717
Reported Provision for Taxes	(250)	1,142	1,323	480	(746)
Net Income	$ 4,639	$ 8,893	$ 10,738	$ 8,318	$ 2,771
Tax Adjustment	$ -	$ -	$ 110	$ (196)	$ 350
Reported Provision for Taxes	(250)	1,142	1,323	480	(746)
Core Net Income	$ 4,639	$ 8,893	$ 11,153	$ 7,581	$ 4,088
(+) After-tax Amrt of Intang	58	47	56	29	23
Net Income for ROATCE	$ 4,697	$ 8,940	$ 10,794	$ 8,347	$ 2,794
Core Net Income for ROATCE	4,697	8,940	11,209	7,610	4,111
Average Assets	796,871	921,284	1,094,569	1,234,341	1,270,249
Average Tang. Common Equity	82,459	84,792	92,246	76,231	71,392
ROAA (%)	0.58	0.97	0.98	0.67	0.22
Core ROAA (%)	0.58	0.97	1.02	0.61	0.32
PPNR / AA (%)	1.48	1.45	0.84	0.78	0.24
Core PPNR / AA (%)	1.48	1.45	0.89	0.71	0.37
ROATCE (%)	5.70	10.54	11.70	10.95	3.91
Core ROATCE (%)	5.70	10.54	12.15	9.98	5.76

Source: S&P Capital IQ Pro; Company filings

Non-GAAP reconciliation *(page 4 of 4)*

Dollars in thousands, except per share values	2019Y	2020Y	2021Y	2022Y	2023Y
Total Noninterest Income	$ 9,920	$ 12,210	$ 11,306	$ 11,169	$ 10,154
(-) Realized Gains on Securities	-	-	(525)	(2,852)	-
(-) Non-Recurring Revenue	-	-	-	3,785	639
Core Noninterest Income	$ 9,920	$ 12,210	$ 11,831	$ 10,236	$ 9,515
Total Noninterest Expense	$ 29,518	$ 29,939	$ 33,340	$ 36,444	$ 38,765
(-) Amrt of Intang	74	59	71	37	29
(-) Foreclosure & Repo	516	346	-	59	-
Total Operating Expense	28,928	29,534	33,269	36,348	38,736
(-) Non-Recurring Expense	-	-	-	-	2,306
Core Noninterest Expense	$ 29,518	$ 29,939	$ 33,340	$ 36,444	$ 36,459
Core Operating Expense	28,928	29,534	33,269	36,348	36,430
Total Operating Expense	$ 28,928	$ 29,534	$ 33,269	$ 36,348	$ 38,736
Total Noninterest Income	9,920	12,210	11,306	11,169	10,154
Net Noninterest Expense	$ 19,008	$ 17,324	$ 21,963	$ 25,179	$ 28,582
Core Operating Expense	$ 28,928	$ 29,534	$ 33,269	$ 36,348	$ 36,430
Core Noninterest Income	9,920	12,210	11,831	10,236	9,515
Core Net Noninterest Expense	$ 19,008	$ 17,324	$ 21,438	$ 26,112	$ 26,915
Average Assets	796,871	921,284	1,094,569	1,234,341	1,270,249
NII / AA (%)	1.24	1.33	1.03	0.90	0.80
Core NI / AA (%)	1.24	1.33	1.08	0.83	0.75
NIE / AA (%)	3.70	3.25	3.05	2.95	3.05
Core NI / AA (%)	3.70	3.25	3.05	2.95	2.87
Net NIE / AA (%)	2.39	1.88	2.01	2.04	2.25
Core Net NI / AA (%)	2.39	1.88	1.96	2.12	2.12

Source: S&P Capital IQ Pro; Company filings